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                                                                    EXHIBIT 23.1

                                                                       [GRAPHIC]
                                                                 ARTHUR ANDERSEN



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.



                            /s/ Arthur Andersen LLP


Charlotte, North Carolina
June 22, 2001